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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2007
                                                         ----------------

                             PULASKI FINANCIAL CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Missouri                       0-24571               43-1816913
      --------                      ---------              ----------
(State or other jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)           Identification No.)

                12300 Olive Boulevard, St. Louis, Missouri 63141
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               (Address of principal executive offices) (Zip Code)

                                 (314) 878-2210
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.
              ------------

         On February 6, 2007, Pulaski Financial Corp. (the "Company") announced the completion of its previously disclosed stock repurchase program under which it acquired 420,000 shares of its common stock. The Company also announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to an additional 5% of the Company's outstanding common stock, or approximately 497,000 shares. The press release announcing the completion and authorization of the stock repurchase programs is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (a)  Financial Statements of Businesses Acquired: Not applicable

         (b)  Pro Forma Financial Information:  Not applicable

         (c)  Shell Company Transactions:  Not Applicable

         (d)  Exhibits

              Number         Description
              ------         -----------

              99.1           Press Release Dated February 6, 2007


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: February 8, 2007               By: /s/ William A. Donius
                                         ---------------------
                                         William A. Donius
                                         Chairman and Chief Executive Officer